Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Debt
DEBT

As of March 31, 2017 and December 31, 2016, our debt consisted of the following (in millions):

	March 31,	December 31,
	2017	2016
Long-term debt
5.625% Senior Secured Notes due 2021 (“2021 Senior Notes”), net of unamortized premium of $7 and $7	$2,007	$2,007
6.25% Senior Secured Notes due 2022 (“2022 Senior Notes”)	1,000	1,000
5.625% Senior Secured Notes due 2023 (“2023 Senior Notes”), net of unamortized premium of $5 and $6	1,505	1,506
5.75% Senior Secured Notes due 2024 (“2024 Senior Notes”)	2,000	2,000
5.625% Senior Secured Notes due 2025 (“2025 Senior Notes”)	2,000	2,000
5.875% Senior Secured Notes due 2026 (“2026 Senior Notes”)	1,500	1,500
5.00% Senior Secured Notes due 2027 (“2027 Senior Notes”)	1,500	1,500
4.200% Senior Secured Notes due 2028 (“2028 Senior Notes”), net of unamortized discount of $1 and zero	1,349	—
5.00% Senior Secured Notes due 2037 (“2037 Senior Notes”)	800	—
2015 Credit Facilities	—	314
Unamortized debt issuance costs	(201)	(178)
Total long-term debt, net	13,460	11,649

Current debt
$1.2 billion Working Capital Facility (“Working Capital Facility”)	—	224
Total debt, net	$13,460	$11,873

2017 Debt Issuances and Redemptions

Senior Notes

In February 2017, we issued an aggregate principal amount of $800 million of the 2037 Senior Notes on a private placement basis in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended. In March 2017, we issued an aggregate principal amount of $1.35 billion, before discount, of the 2028 Senior Notes. Net proceeds of the offerings of the 2037 Senior Notes and the 2028 Senior Notes were $789 million and $1.33 billion, respectively, after deducting the initial purchasers’ commissions (for the 2028 Senior Notes) and estimated fees and expenses. The net proceeds of the 2037 Senior Notes were used to repay the then outstanding borrowings of $369 million under the 2015 Credit Facilities and, along with the net proceeds of the 2028 Senior Notes, the remainder is being used to pay a portion of the capital costs in connection with the construction of Trains 1 through 5 of the Liquefaction Project in lieu of the terminated portion of the commitments under the 2015 Credit Facilities.

In connection with the issuance of the 2037 Senior Notes and the 2028 Senior Notes, we terminated the remaining available balance of $1.6 billion under the 2015 Credit Facilities, resulting in a write-off of debt issuance costs associated with the 2015 Credit Facilities of $42 million during the three months ended March 31, 2017.

The 2037 Senior Notes and the 2028 Senior Notes accrue interest at fixed rates of 5.00% and 4.200%, respectively, and interest is payable semi-annually in arrears. The terms of the 2037 Senior Notes are governed by an indenture which contains customary terms and events of default and certain covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness or purchase, redeem or retire capital stock, sell or transfer assets, including capital stock of our restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries, incur liens, enter into transactions with affiliates, dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of our assets and enter into certain LNG sales contracts. The 2028 Senior Notes are governed by the same common indenture as our other senior notes, which also contains customary terms and events of default, covenants and redemption terms.

At any time prior to six months before the respective dates of maturity of the 2037 Senior Notes and the 2028 Senior Notes, we may redeem all or part of such notes at a redemption price equal to the “optional redemption” price for the 2037 Senior Notes or the “make-whole” price for the 2028 Senior Notes, as set forth in the respective indentures governing the notes, plus accrued and unpaid interest, if any, to the date of redemption. We may also, at any time within six months of the respective maturity dates for the 2037 Senior Notes and the 2028 Senior Notes, redeem all or part of such notes at a redemption price equal to 100% of the principal amount of such notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

In connection with the issuance of the 2028 Senior Notes, we entered into a registration rights agreement (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, we have agreed, and any future guarantors will agree, to use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement relating to an offer to exchange any and all of the 2028 Senior Notes for a like aggregate principal amount of our debt securities with terms identical in all material respects to the 2028 Senior Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), within 360 days after March 6, 2017. Under specified circumstances, we have also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the 2028 Senior Notes. We will be obligated to pay additional interest on the 2028 Senior Notes if we fail to comply with our obligation to register them within the specified time period.

Credit Facilities

Below is a summary (in millions) of our Working Capital Facility as of March 31, 2017:

Working Capital Facility
Original facility size	$1,200
Outstanding balance	—
Letters of credit issued	377
Available commitment	$823

Interest rate	LIBOR plus 1.75% or base rate plus 0.75%
Maturity date	December 31, 2020, with various terms for underlying loans

Interest Expense

Total interest expense consisted of the following (in millions):

	Three Months Ended March 31,
	2017	2016
Total interest cost	$186	$147
Capitalized interest	(81)	(141)
Total interest expense, net	$105	$6

Fair Value Disclosures

The following table (in millions) shows the carrying amount and estimated fair value of our debt:

	March 31, 2017		December 31, 2016
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Senior notes, net of premium or discount (1)	$12,861	$13,807	$11,513	$12,309
2037 Senior Notes (2)	800	826	—	—
Credit facilities (3)	—	—	538	538

(1)
Includes 2021 Senior Notes, 2022 Senior Notes, 2023 Senior Notes, 2024 Senior Notes, 2025 Senior Notes, 2026 Senior Notes, 2027 Senior Notes and 2028 Senior Notes. The Level 2 estimated fair value was based on quotes obtained from broker-dealers or market makers of these senior notes and other similar instruments.

(2)
The Level 3 estimated fair value was calculated based on inputs that are observable in the market or that could be derived from, or corroborated with, observable market data, including our stock price and interest rates based on debt issued by parties with comparable credit ratings to us and inputs that are not observable in the market.

(3)
Includes 2015 Credit Facilities and Working Capital Facility. The Level 3 estimated fair value approximates the principal amount because the interest rates are variable and reflective of market rates and the debt may be repaid, in full or in part, at any time without penalty.

DEBT

As of December 31, 2016 and 2015, our debt consisted of the following (in thousands):

	December 31,
	2016	2015
Long-term debt
5.625% Senior Secured Notes due 2021 (“2021 Senior Notes”), net of unamortized premium of $7,181 and $8,718	$2,007,181	$2,008,718
6.25% Senior Secured Notes due 2022 (“2022 Senior Notes”)	1,000,000	1,000,000
5.625% Senior Secured Notes due 2023 (“2023 Senior Notes”), net of unamortized premium of $5,657 and $6,392	1,505,657	1,506,392
5.75% Senior Secured Notes due 2024 (“2024 Senior Notes”)	2,000,000	2,000,000
5.625% Senior Secured Notes due 2025 (“2025 Senior Notes”)	2,000,000	2,000,000
5.875% Senior Secured Notes due 2026 (“2026 Senior Notes”)	1,500,000	—
5.00% Senior Secured Notes due 2027 (“2027 Senior Notes”)	1,500,000	—
2015 Credit Facilities	314,000	845,000
Unamortized debt issuance costs (1)	(177,609)	(154,551)
Total long-term debt, net	11,649,229	9,205,559

Current debt
$1.2 billion Working Capital Facility (“Working Capital Facility”)	223,500	15,000
Total debt, net	$11,872,729	$9,220,559

(1)
Effective January 1, 2016, we adopted ASU 2015-03 and ASU 2015-15, which require debt issuance costs related to term notes to be presented in the balance sheet as a direct deduction from the debt liability, rather than as an asset, retrospectively for each reporting period presented. As a result, we reclassified $154.6 million from debt issuance costs, net to long-term debt, net as of December 31, 2015.

Below is a schedule of future principal payments that we are obligated to make, based on current construction schedules, on our outstanding debt at December 31, 2016 (in thousands):

Years Ending December 31,	Principal Payments
2017	$223,500
2018	—
2019	—
2020	314,000
2021	2,000,000
Thereafter	9,500,000
Total	$12,037,500

Senior Notes

The terms of the 2021 Senior Notes, 2022 Senior Notes, 2023 Senior Notes, 2024 Senior Notes, 2025 Senior Notes, 2026 Senior Notes and 2027 Senior Notes (collectively, the “Senior Notes”) are governed by a common indenture (the “Indenture”), and interest on the Senior Notes is payable semi-annually in arrears. The Indenture contains customary terms and events of default and certain covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to: incur additional indebtedness; issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness; purchase, redeem or retire capital stock; sell or transfer assets, including capital stock of our restricted subsidiaries; restrict dividends or other payments by restricted subsidiaries; incur liens; enter into transactions with affiliates; consolidate, merge, sell or lease all or substantially all of our assets; and enter into certain LNG sales contracts. See Note 16—Subsequent Events for additional information regarding covenants under the Indenture. Subject to permitted liens, the Senior Notes are secured on a pari passu first-priority basis by a security interest in all of the membership interests in us and substantially all of our assets. We may not make any distributions until, among other requirements, deposits are made into debt service reserve accounts as required and a debt service coverage ratio for the prior 12-month period and a projected debt service coverage ratio for the upcoming 12-month period of 1.25:1.00 are satisfied.

At any time prior to three months before the respective dates of maturity for each series of the Senior Notes (except for the 2026 Senior Notes and 2027 Senior Notes, in which case the time period is six months before the respective dates of maturity), we may redeem all or part of such series of the Senior Notes at a redemption price equal to the “make-whole” price set forth in the Indenture, plus accrued and unpaid interest, if any, to the date of redemption. We may also, at any time within three months of the respective maturity dates for each series of the Senior Notes (except for the 2026 Senior Notes and 2027 Senior Notes, in which case the time period is six months before the respective dates of maturity), redeem all or part of such series of the Senior Notes at a redemption price equal to 100% of the principal amount of such series of the Senior Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

In connection with the issuance of the 2026 Senior Notes and the 2027 Senior Notes, we entered into registration rights agreements (the “Registration Rights Agreements”). Under the terms of the Registration Rights Agreements, we have agreed, and any future guarantors will agree, to use commercially reasonable efforts to file with the SEC and cause to become effective registration statements relating to offers to exchange any and all of the 2026 Senior Notes and 2027 Senior Notes for like aggregate principal amounts of our debt securities with terms identical in all material respects to the respective senior notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), within 360 days after June 14, 2016 and September 23, 2016, respectively. Under specified circumstances, we have also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective shelf registration statements relating to resales of the 2026 Senior Notes and the 2027 Senior Notes. We will be obligated to pay additional interest on these senior notes if we fail to comply with our obligation to register them within the specified time period.

Credit Facilities

Below is a summary of our credit facilities outstanding as of December 31, 2016 (in thousands):

	2015 Credit Facilities	Working Capital Facility
Original facility size	$4,600,000	$1,200,000
Outstanding balance	314,000	223,500
Commitments prepaid or terminated	2,643,867	—
Letters of credit issued	—	323,677
Available commitment	$1,642,133	$652,823

Interest rate	LIBOR plus 1.30% - 1.75% or base rate plus 1.75%	LIBOR plus 1.75% or base rate plus 0.75%
Maturity date	Earlier of December 31, 2020 or second anniversary of Trains 1 through 5 completion date	December 31, 2020, with various terms for underlying loans

2015 Credit Facilities

In June 2015, we entered into the 2015 Credit Facilities with commitments aggregating $4.6 billion. The 2015 Credit Facilities are being used to fund a portion of the costs of developing, constructing and placing into operation Trains 1 through 5 of the Liquefaction Project. Borrowings under the 2015 Credit Facilities may be refinanced, in whole or in part, at any time without premium or penalty; however, interest rate hedging and interest rate breakage costs may be incurred.

During 2016, in conjunction with the issuance of the 2026 Senior Notes and the 2027 Senior Notes, we prepaid outstanding borrowings and terminated commitments under the 2015 Credit Facilities for approximately $2.6 billion. These prepayments and termination of commitments resulted in a write-off of debt issuance costs and payment of fees associated with the 2015 Credit Facilities of $52.2 million during the year ended December 31, 2016.

Loans under the 2015 Credit Facilities accrue interest at a variable rate per annum equal to, at SPL’s election, LIBOR or the base rate plus the applicable margin. The applicable margin for LIBOR loans ranges from 1.30% to 1.75%, depending on the applicable 2015 Credit Facility, and the applicable margin for base rate loans is 1.75%. Interest on LIBOR loans is due and payable at the end of each LIBOR period and interest on base rate loans is due and payable at the end of each quarter. In addition to interest, we are required to pay insurance/guarantee premiums of 0.45% per annum on any drawn amounts under the covered tranches of the 2015 Credit Facilities.  The 2015 Credit Facilities also require us to pay a quarterly commitment fee calculated at a rate per annum equal to either: (1) 40% of the applicable margin, multiplied by the average daily amount of the undrawn commitment or (2) 0.70% of the undrawn commitment, depending on the applicable 2015 Credit Facility. The principal of the loans made under the 2015 Credit Facilities must be repaid in quarterly installments, commencing with the earlier of June 30, 2020 and the last day of the first full calendar quarter after the completion date of Trains 1 through 5 of the Liquefaction Project. Scheduled repayments are based upon an 18-year amortization profile, with the remaining balance due upon the maturity of the 2015 Credit Facilities.

The 2015 Credit Facilities contain conditions precedent for borrowings, as well as customary affirmative and negative covenants. Our obligations under the 2015 Credit Facilities are secured by substantially all of our assets as well as all of our membership interests on a pari passu basis with the Senior Notes and the Working Capital Facility.

Under the terms of the 2015 Credit Facilities, we are required to hedge not less than 65% of the variable interest rate exposure of our projected outstanding borrowings, calculated on a weighted average basis in comparison to our anticipated draw of principal. Additionally, we may not make any distributions until certain conditions have been met, including that deposits are made into debt service reserve accounts and a debt service coverage ratio test of 1.25:1.00 is satisfied.
Working Capital Facility

In September 2015, we entered into the Working Capital Facility, which is intended to be used for loans (“Working Capital Loans”), the issuance of letters of credit, as well as for swing line loans (“Swing Line Loans”), primarily for certain working capital requirements related to developing and placing into operation the Liquefaction Project. We may, from time to time, request increases in the commitments under the Working Capital Facility of up to $760 million and, upon the completion of the debt financing of Train 6 of the Liquefaction Project, request an incremental increase in commitments of up to an additional $390 million.

Loans under the Working Capital Facility accrue interest at a variable rate per annum equal to LIBOR or the base rate (equal to the highest of the senior facility agent’s published prime rate, the federal funds effective rate, as published by the Federal Reserve Bank of New York, plus 0.50% and one month LIBOR plus 0.50%), plus the applicable margin. The applicable margin for LIBOR loans under the Working Capital Facility is 1.75% per annum, and the applicable margin for base rate loans under the Working Capital Facility is 0.75% per annum. Interest on Swing Line Loans and loans deemed made in connection with a draw upon a letter of credit (“LC Loans”) is due and payable on the date the loan becomes due. Interest on LIBOR loans is due and payable at the end of each applicable LIBOR period, and interest on base rate loans is due and payable at the end of each fiscal quarter. However, if such base rate loan is converted into a LIBOR loan, interest is due and payable on that date. Additionally, if the loans become due prior to such periods, the interest also becomes due on that date.

We pay (1) a commitment fee equal to an annual rate of 0.70% on the average daily amount of the excess of the total commitment amount over the principal amount outstanding without giving effect to any outstanding Swing Line Loans and (2) a letter of credit fee equal to an annual rate of 1.75% of the undrawn portion of all letters of credit issued under the Working Capital Facility. If draws are made upon a letter of credit issued under the Working Capital Facility and we do not elect for such draw (an “LC Draw”) to be deemed an LC Loan, we are required to pay the full amount of the LC Draw on or prior to the business day following the notice of the LC Draw. An LC Draw accrues interest at an annual rate of 2.0% plus the base rate. As of December 31, 2016, no LC Draws had been made upon any letters of credit issued under the Working Capital Facility.

The Working Capital Facility matures on December 31, 2020, and the outstanding balance may be repaid, in whole or in part, at any time without premium or penalty upon three business days’ notice. LC Loans have a term of up to one year. Swing Line Loans terminate upon the earliest of (1) the maturity date or earlier termination of the Working Capital Facility, (2) the date 15 days after such Swing Line Loan is made and (3) the first borrowing date for a Working Capital Loan or Swing Line Loan occurring at least three business days following the date the Swing Line Loan is made. We are required to reduce the aggregate outstanding principal amount of all Working Capital Loans to zero for a period of five consecutive business days at least once each year.

The Working Capital Facility contains conditions precedent for extensions of credit, as well as customary affirmative and negative covenants. Our obligations under the Working Capital Facility are secured by substantially all of our assets as well as all of our membership interests on a pari passu basis with the Senior Notes and the 2015 Credit Facilities.

Interest Expense

Total interest expense consisted of the following (in thousands):

	Year Ended December 31,
	2016	2015	2014
Total interest cost	$648,915	$531,495	$397,949
Capitalized interest	(463,090)	(495,165)	(374,040)
Total interest expense, net	$185,825	$36,330	$23,909

Fair Value Disclosures

The following table (in thousands) shows the carrying amount and estimated fair value of our debt:

	December 31, 2016		December 31, 2015
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Senior Notes, net of premium (1)	$11,512,838	$12,308,736	$8,515,110	$7,469,718
Credit facilities (2)	537,500	537,500	860,000	860,000

(1)	The Level 2 estimated fair value was based on quotes obtained from broker-dealers or market makers of the Senior Notes and other similar instruments.

(2)
Includes 2015 Credit Facilities and Working Capital Facility. The Level 3 estimated fair value approximates the principal amount because the interest rates are variable and reflective of market rates and the debt may be repaid, in full or in part, at any time without penalty.